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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                  May 14, 2002

                Date of Report (Date of earliest event reported)



                      HEALTH CARE PROPERTY INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


        Maryland                      001-08895                 33-0091377
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                          Identification Number)


                              4675 MacArthur Court
                                    Suite 900
                         Newport Beach, California 92660
               (Address of principal executive offices) (Zip Code)

                                 (949) 221-0600
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant

(a)  Dismissal of previous independent accountants.

     (i) On May 14, 2002, Health Care Property Investors, Inc. dismissed Arthur Andersen LLP, or Andersen, as its independent public accountants. Health Care Property Investors' Audit Committee participated in and approved the decision to dismiss Andersen.

     (ii) The reports of Andersen on the financial statements of Health Care Property Investors for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) During the two most recent fiscal years and through May 14, 2002, there have been no disagreements between Health Care Property Investors and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter thereof in its report on Health Care Property Investors' financial statements for such periods.

     (iv) During the two most recent fiscal years and through May 14, 2002, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     (v) At the request of Health Care Property Investors, Andersen furnished a letter addressed to the SEC stating that it agrees with the above statements. A copy of such letter, dated May 17, 2002, is filed as
           Exhibit 16 to this Form 8-K.

(b)  Engagement of new independent accountants.

     (i) Health Care Property Investors engaged Ernst & Young LLP as its new independent accountants as of May 14, 2002. During the two most recent fiscal years and through May 14, 2002, Health Care Property Investors has not consulted with Ernst & Young LLP regarding the matters described in, and required to be disclosed pursuant to,
           Item 304(a)(2)(i) or Item 304(a)(2)(ii) or Regulation S-K.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     16(1) Arthur Andersen LLP letter dated May 17, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HEALTH CARE PROPERTY INVESTORS, INC.


Date:    May 17, 2002           By:  /s/ Edward J. Henning
                                     -------------------------
                                     Name:   Edward J. Henning
                                     Title:  Senior Vice President, General
                                             Counsel and Corporate Secretary


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